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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report                                                   March 21, 1996

                             CRYSTAL MOUNTAIN, INC.
             (exact name of registrant as specified in its charter)

                                   WASHINGTON
                 (State or other jurisdiction of incorporation)

       0-2374                                              91-0683256
       ------                                              ----------
(Commission File Number)                    (IRS Employer Identification Number)

P.O. Box 158, Enumclaw, Washington                         98022
(Address of principal executive offices)                 (Zip Code)


                                 (360) 825-3865
              (Registrant's telephone number, including area code)
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ITEM 8.  CHANGE IN FISCAL YEAR END

Effective March 20, 1996, the Board of Directors of Crystal Mountain, Inc. approved the change of the Company's fiscal year from a September 30 year end, the fiscal year end used in its most recent filing with the Securities and Exchange Commission, to the new fiscal year end of April 30. The report form 10-KSB for the fiscal year ended April 30, 1996 will be the form on which the report covering the transition period will be filed by the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Crystal Mountain, Inc.


                           /s/ Tom Leonard, President

                               Date: March 22, 1996